                   POWER OF ATTORNEY BY BILL M. GILBERT (Insider)

         KNOW ALL BY THESE PRESENTS, THAT THE UNDERSIGNED HEREBY CONSTITUTES AND

APPOINTS (A) REBECCA J. KEITH; (B) JOANN BAILEY;(C) LORI MCKAY; AND (D) BRADLEY J.

MILLER,  SIGNING SINGLY,  THE  UNDERSIGNED'S  TRUE  AND  LAWFUL ATTORNEY-IN-FACT TO:

         (1)      Execute for and on behalf of the undersigned, in the

                  undersigned's capacity as an officer and/or director

                  of United  Community  Banks,  Inc. (the  "Company"),

                  Forms 3, 4, and 5 in  accordance  with Section 16(a)

                  of the Securities Exchange Act of 1934 and the rules

                  thereunder;

         (2)      Do and perform any and all acts for and on behalf of

                  the undersigned  which may be necessary or desirable

                  to  complete  and  execute any such Form 3, 4, or 5,

                  complete  and execute any  amendment  or  amendments

                  thereto,  and timely  file such form with the United

                  States  Securities  and Exchange  Commission and any

                  stock exchange or similar authority; and

         (3)      Take any  other  action  of any type  whatsoever  in

                  connection with the foregoing  which, in the opinion

                  of such  attorney-in-fact,  may be of benefit to, in

                  the best  interest  of, or legally  required by, the

                  undersigned,  it being understood that the documents

                  executed by such  attorney-in-fact  on behalf of the

                  undersigned pursuant to this Power of Attorney shall

                  be in such form and  shall  contain  such  terms and

                  conditions as such  attorney-in-fact  may approve in

                  such attorney-in-fact's discretion.

         The undersigned hereby grants to each such  attorney-in-fact full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities

Exchange Act of 1934.

         This Power of Attorney  shall remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company,

unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

         IN WITNESS  WHEREOF,  THE UNDERSIGNED HAS CAUSED THIS POWER OF ATTORNEY

TO BE EXECUTED AS OF THIS 1ST DAY OF FEBRUARY 2018.

/s/ Bill M. Gilbert

Signature

Bill M. Gilbert

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